As filed with the Securities and Exchange Commission on August 17, 1998

                                             Registration No. 333______________
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    Form S-8
                             REGISTRATION STATEMENT
                                      under
                           THE SECURITIES ACT OF 1933

                           ---------------------------


                               THE WMF GROUP, LTD.
             (Exact name of registrant as specified in its charter)

           Delaware                                          54-1647759
(State or other jurisdiction of                           (I.R.S. employer
 incorporation or organization)                         identification number)

                        1593 Spring Hill Road, Suite 400
                             Vienna, Virginia 22182
                    (Address of Principal Executive Offices)

                                 (703) 610-1400
              (Registrant's telephone number, including area code)

                               The WMF Group, Ltd
                        1998 Employee Stock Purchase Plan
                            (Full title of the plan)

                               Michael D. Ketcham
                             Chief Financial Officer
                               The WMF Group, Ltd.
                        1593 Spring Hill Road, Suite 400
                             Vienna, Virginia 22182
                                 (703) 610-1400
          (Name and address, including zip code, and telephone number, including area code, of agent for service)

                           ---------------------------
                                 With a copy to:
                            Richard W. Cass, Esquire
                            R. Scott Kilgore, Esquire
                           Wilmer, Cutler & Pickering
                                2445 M Street, NW
                           Washington, D.C. 20037-1420
                                 (202) 663-6000
                           ---------------------------

                                            CALCULATION OF REGISTRATION FEE

                                                                      Proposed         Proposed
                              Title of                                 Maximum          Maximum
                            Securities              Amount            Offering         Aggregate        Amount of
                               to be                 to be              Price           Offering      Registration
 Name of Plan                Registered            Registered         Per Share          Price             Fee
----------------------------------------------------------------------------------------------------------------------------
1998 Employee Stock      Common Stock, par           400,000         $24.9375(1)       $9,975,000        $2,943
Purchase Plan            value $0.01 per share,
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
(1)  In accordance with Rule 457(h) and Rule 457(c) the aggregate offering price and the amount of the registration fee are computed on the basis of the average of the high and low prices reported in the Nasdaq Stock Market on August 11, 1998.
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         Note: The document(s) containing the information required by Item 1 of Form S-8 and the statement of availability of registrant information and any other information required by Item 2 of Form S-8 will be sent or given to participants as specified by Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"). In accordance with Rule 428 and the requirements of Part I of Form S-8, such documents are not being filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act. The WMF Group, Ltd. (the "Registrant" or the
"Company") shall maintain a file of such documents in accordance with the provisions of Rule 428. Upon request, the Registrant shall furnish the Commission or its staff a copy or copies of all of the documents included in such file.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         Item 3.   Incorporation of Documents by Reference

         The Company hereby  incorporates  by reference the documents  listed in
(a) through (c) below. In addition, all documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (prior to filing of a Post-Effective Amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold) shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

         (a) The Company's Form 10-K filed with the Securities and Exchange Commission on March 31, 1998.

         (b) All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 1997.

         (c) The description of the Company's Common Stock which is incorporated by reference in the Registration Statement on Form 10 filed by the Company under the Exchange Act on November 19, 1997, including any amendment or report filed for the purpose of updating such description.

         Item 4.   Description of Securities

         Not Applicable.

         Item 5.   Interests of Named Experts and Counsel

         Not Applicable

         Item 6.   Indemnification of Directors and Officers

         Section 145 of the Delaware General Corporation Law (the "DGCL") empowers the Company to indemnify, subject to the standards set forth therein, any person in connection with any action, suit or proceeding brought before or threatened by reason of the fact that the person was a director, officer, employee or agent of such company, or is or was serving as such with respect to another entity at the request of such company. The DGCL also provides that the Company may purchase insurance on behalf of any such director, officer, employee or agent.

         Reference is made to Section 102(b)(7) of the DGCL, which enables a corporation in its original certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director for violations of the director's fiduciary duty, except (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for the unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

         Article Seventh of the Company's Restated Certificate of Incorporation and Article VI, Section 1 of the Company's By-laws, each of which has been filed as an exhibit to the Information Statement/Prospectus and each of which is incorporated herein by reference, provide in effect for the indemnification by the Company of each director and officer of the Company to the fullest extent permitted by applicable law.

         Item 7.   Exemption from Registration Claimed

                  Not Applicable.

         Item 8.   Exhibits

         The  Exhibit  Index   attached  to  this   registration   statement  is
incorporated herein by reference.

         Item 9.   Undertakings

         The undersigned Registrant hereby undertakes the following:

         (a)      The undersigned Registrant hereby undertakes:

                  (1)    To file, during any period in which offers or sales are
                         being  made,  a   post-effective   amendment  to  this
                         registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1993;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of any employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement reflating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           [The remainder of this page is intentionally left blank.]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Fairfax, Commonwealth of Virginia, on August 17, 1998.

                                         THE WMF GROUP, LTD.

                                         /s/ Shekar Narasimhan
                                             Shekar Narasimhan
                                             Director, President and Chief
                                             Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below under the heading "Signature" constitutes and appoints Shekar Narasimhan or Michael D. Ketcham, and any agent for service named in this registration statement and each of them, his, her or its true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him, her or it and in his, her, or its name, place and stead, in any and all capacities, to sign and file (i) any and all amendments (including post-effective amendments) to this Registration Statement, with all exhibits thereto, and other documents in connection therewith, and (ii) a registration statement, and any and all amendments thereto, relating to the offering covered hereby filed pursuant to Rule 462(b) under the Securities Act of 1933, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he, she, or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                               Title                          Date
----------                             --------                      ---------
/s/ J. Roderick Heller III       Chairman of the Board             June 16, 1998
 J. Roderick Heller III

/s/ Shekar Narasimhan            Director, President and           June 16, 1998
    Shekar Narasimhan            Chief Executive Officer


/s/ Mohammed A. Al-Tuwaijri      Director                          June 16, 1998
    Mohammed A. Al-Tuwaijri

Signature                            Title                          Date
----------                          --------                      ---------

/s/ Michael R. Eisenson          Director                          June 16, 1998
    Michael R. Eisenson

/s/ Tim R. Palmer                Director                          June 16, 1998
    Tim R. Palmer

/s/ John D. Reilly               Director                          June 16, 1998
    John D. Reilly

/s/ Herbert S. Winokur, Jr.      Director                          June 16, 1998
    Herbert S. Winokur, Jr.

                                 Executive Vice President,         June 12, 1998
/s/ Michael D. Ketcham           Chief Financial Officer
    Michael D. Ketcham           and Treasurer
                                 (Principal Financial Officer)

/s/ Mathew J. Whelan, III        Group Vice President and          June 12, 1998
    Mathew J. Whelan, III        Controller
                                 (Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit
Number         Description
-------        ------------
4              1998 Employee Stock Purchase Plan (a)

5 Opinion of Wilmer, Cutler & Pickering, as to the legality of the securities being registered.

23.1 Consent of Arthur Andersen LLP, independent certified public accountant

23.2 Consent of KPMG Peat Marwick LLP, independent certified public accountant

24 Power of attorney (included on signature pages of this Registration Statement)

-----------

(a) Incorporated herein by reference to the Schedule 14A previously filed by the Registrant on April 30, 1998.